SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 15, 2004


                            FARNSWORTH BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



       New Jersey                      0-24621             22-3591051
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(State or other jurisdiction        (SEC File No.)        (IRS Employer
     of incorporation)                                  Identification
                                                             Number)


789 Farnsworth Avenue, Bordentown, NJ.                       08505
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:       (609)298-0723
                                                          -------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                            FARNSWORTH BANCORP, INC.

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On November 15, 2004, the Registrant's Board of Directors, acting pursuant to the Bylaws of the Registrant, appointed Messrs. John J. Maley, Jr. and Coby M. Frier as directors of the Registrant each for a term expiring at the next Annual Meeting of Shareholders of the Registrant, and until their successors are duly elected and qualified. There was no arrangement or understanding between these new directors and the Registrant pursuant to which such directors were selected. Such new directors were not appointed to any committees of the Board at the time of their appointment to the Board of Directors.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              FARNSWORTH BANCORP, INC.





Date: November 19, 2004                    By: /s/Gary N. Pelehaty
     ------------------                       ------------------------
                                              Gary N. Pelehaty
                                              President and Chief
                                              Executive Officer